    As filed with the Securities and Exchange Commission on February 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  NBCi Automatic Common Exchange Security Trust
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    New York                                       Application Made
 -------------------------------------------           -------------------------------------------
   (State of incorporation or organization)                 (IRS Employer Identification No.)


      c/o The Chase Manhattan Bank
         450 West 33rd Street
         New York, New York                                                                             10001
----------------------------------------------                                                      -------------
   (Address of principal executive offices)                                                           (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of each class                                   Name of each exchange on which
                   to be so registered                                   each class is to be registered
                   -------------------                                   ------------------------------

$____ Trust Automatic Common Exchange Securities                          New York Stock Exchange, Inc.


If this form relates to the registration of a class of          If this Form relates to the registration of a class of
securities  pursuant to Section  12(b) of the Exchange Act      securities  pursuant to Section  12(g) of the  Exchange
and  is   effective   upon  filing   pursuant  to  General      Act and is  effective  pursuant to General  Instruction
Instruction A.(c), check the following box. [X]                 A.(d), check the following box.  [ ]


Securities Act registration statement file number to which this form relates:
333-77563 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable
--------------------------------------------------------------------------------
                                (Title of class)

Item 1.        Description of Registrant's Securities to be Registered.

         The title of the class of securities to be registered hereunder is "$_____ Trust Automatic Common Exchange Securities" (the "Securities"). A description of the Securities is set forth under the caption "Description of Securities" in the prospectus included within the Registration Statement on Form N-2 of the Registrant filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (Registration Nos. 333-77563 and 811-09323) (the "Registration Statement"), which description is incorporated herein by reference.

Item 2.        Exhibits.

         (a)   No exhibits are being filed with the Commission.

         (b) The following exhibits are being filed with the New York Stock Exchange only:

               (1)      Registration Statement on Form N-2

               (2)      Form of Amended and Restated Trust Agreement of the
                        Registrant

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NBCi AUTOMATIC COMMON
                                            EXCHANGE SECURITY TRUST




Dated: February 1, 2000                    By:    /s/ Paul S. Efron
                                               --------------------------------
                                                      Paul S. Efron
                                                          Trustee